Exhibit 10.1

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN FACILITY AGREEMENT dated September 21, 2015 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Third Amended and Restated Loan Facility Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested certain amendments to the Loan Facility Agreement, in connection with the proposed acquisition by the Sponsor or a Domestic Subsidiary thereof of the Dent-A-Med Entities (as defined below) on or after the Second Amendment Effective Date (the “Dent-A-Med Acquisition”);

WHEREAS, the Participants agree to such requested amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Loan Facility Agreement. The Loan Facility Agreement is hereby amended as follows:

(a)    The following definitions are added in the appropriate alphabetical order to Section 1.1 of the Loan Facility Agreement:

“DAMI Pledge Agreement” means that certain Collateral Pledge Agreement dated on or about the Second Amendment Effective Date made and executed by Progressive Finance in favor of Wells Fargo Bank, N.A.

“Dent-A-Med” means Dent-A-Med Inc., an Oklahoma corporation.

“Dent-A-Med Credit Agreement” means that certain Loan and Security Agreement dated as of May 18, 2011 by and among the Dent-A-Med Entities, as co-borrowers, the lenders party thereto and Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Preferred Capital, Inc.), as agent for the lenders thereunder as in effect on the Second Amendment Effective Date.

“Dent-A-Med Entities” means Dent-A-Med, Dent-A-Med Receivables Corporation, a Delaware corporation, HC Recovery, Inc., an Oklahoma corporation and any other direct or indirect subsidiary of Dent-A-Med formed after the Second Amendment Effective Date.

“Second Amendment to Loan Facility Agreement” means that certain Second Amendment to Loan Facility Agreement dated as of the Second Amendment Effective Date, by and among the Sponsor, the Guarantors, the Participants party thereto and the Servicer.

“Second Amendment Effective Date” means September 21, 2015.

(b)    The following definitions in Section 1.1 of the Loan Facility Agreement are amended as follows:

(i)    The definition of “Consolidated EBITDA” is amended to read as follows:

“Consolidated EBITDA” shall mean for the Sponsor and its Subsidiaries (other than the Dent-A-Med Entities) for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation (excluding depreciation of rental merchandise) and amortization, (iv) all other non-cash charges, (v) closing costs, fees and expenses incurred during such period in connection with the Closing Date Acquisition and the transactions contemplated by the Transaction Documents and the Note Agreements, in each case paid during such period to Persons that are not Affiliates of the Sponsor or any Subsidiary, not to exceed $15,000,000 in the aggregate, (vi) one-time fees, costs and expenses (including without limitation legal and other professional fees) in connection with (x) the retirement and severance of Ronald W. Allen and David Buck and (y) the bid by Vintage Capital Management to acquire the Sponsor, and other proxy contests and shareholder proposals, including costs, expenses and fees relating to responding to, defending and settling such matters, in each case to the extent such fees, costs and expenses were incurred prior to the First Amendment Effective Date, and (vii) transaction closing costs, fees and expenses actually incurred during such period in connection with the negotiation and closing of the First Amendment to Loan Facility Agreement, and the related amendments to the Credit Agreement and the Note Agreements and the related transaction documents, in each case paid during such period to Persons that are not Affiliates of the Sponsor or any Subsidiary.

(ii)    The definition of “Consolidated Interest Expense” is amended to read as follows:

“Consolidated Interest Expense” shall mean, for the Sponsor and its Subsidiaries (other than the Dent-A-Med Entities) for any period determined on a consolidated basis in accordance with GAAP, total cash interest expense, including without limitation the interest component of any payments in respect of Capital Leases Obligations capitalized or expensed during such period (whether or not actually paid during such period).

(iii)    The definition of “Consolidated Lease Expense” is amended to read as follows:

“Consolidated Lease Expense” shall mean, for any period, the aggregate amount of fixed and contingent rentals payable by the Sponsor and its Subsidiaries (other than the Dent-A-Med Entities) with respect to leases of real and personal property (excluding Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.

(iv)    The definition of “Consolidated Net Income” is amended to read as follows:

“Consolidated Net Income” shall mean, for any period, the net income (or loss) of the Sponsor and its Subsidiaries (other than the Dent-A-Med Entities) for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any equity interest of the Sponsor or any Subsidiary of the Sponsor (other than the Dent-A-Med Entities) in the unremitted earnings of any Person that is not a Subsidiary and (iv) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Sponsor or any Subsidiary (other than the Dent-A-Med Entities) on the date that such Person’s assets are acquired by the Sponsor or any Subsidiary.

(v)    The definition of “Consolidated Total Debt” is amended to read as follows:

“Consolidated Total Debt” shall mean, at any time, all then currently outstanding obligations, liabilities and indebtedness of the Sponsor and its Subsidiaries (other than the Dent-A-Med Entities) on a consolidated basis of the types described in the definition of Indebtedness.

(vi)    The definition of “Material Domestic Subsidiary” is amended to read as follows:

“Material Domestic Subsidiary” means any Domestic Subsidiary of the Sponsor that has not already become a Guarantor (other than the Dent-A-Med Entities) that (a) at any time (i) accounted for five percent (5.0%) of Consolidated EBITDA for any period of four (4) Fiscal Quarters ended or (ii) holds assets with an aggregate book value equal to or greater than five percent (5.0%) of the aggregate fair market value of the total assets of the Sponsor and its Subsidiaries on a consolidated basis or (b) when taken together with other Domestic Subsidiaries that are not already Guarantors, (x) accounted for ten percent (10.0%) of Consolidated EBITDA for any period of four (4) Fiscal Quarters ended or (y) holds assets with an aggregate book value equal to or greater than ten percent (10.0%) of the aggregate fair market value of the total assets of the Sponsor and its Subsidiaries on a consolidated basis. Upon the acquisition of a new Domestic Subsidiary or the merger or consolidation of any Person with or into an existing Domestic Subsidiary (or the acquisition of other assets by an existing Domestic Subsidiary), the qualification of the affected Domestic Subsidiary as a “Material Subsidiary” pursuant to the foregoing requirements of this definition shall be determined on a pro forma basis as if such Domestic Subsidiary had been acquired or such merger, consolidation or other acquisition had occurred, as applicable, at the beginning of the relevant period of four consecutive Fiscal Quarters.

(vii)    The definition of “Permitted Acquisition” is amended to read as follows:

“Permitted Acquisition” shall mean the Closing Date Acquisition, the Dent-A-Med Acquisition (as such term is defined in the Second Amendment to Loan Facility Agreement) and any other Acquisition (whether foreign or domestic) so long as, in each case with respect to the Dent-A-Med Acquisition or any such other Acquisition, (a) immediately before and after giving effect to such Acquisition, no Credit Event or Unmatured Credit Event is in existence, (b) such Acquisition has been approved by the board of directors of the Person being acquired prior to any public announcement thereof, (c) to the extent such Acquisition is of a Person or Persons that are not organized in the United States and/or of all or substantially all of the assets of a Person located outside the United States and the aggregate EBITDA attributable to all Foreign Subsidiaries for the most recently ended twelve month period (giving pro forma effect to such Acquisition) exceeds twenty percent (20%) of Consolidated EBITDA for the most recently ended twelve month period, the Sponsor complies with Section 6.10(b) hereof and (d) immediately after giving effect to such Acquisition, the Sponsor and Subsidiaries will not be engaged in any business other than businesses of the type conducted by the Sponsor and its Subsidiaries on the Effective Date and businesses reasonably related thereto. As used herein, Acquisitions will be considered related Acquisitions if the sellers under such Acquisitions are the same Person or any Affiliate thereof.

(c)    Clauses (a) and (b) of Section 6.1 of the Loan Facility Agreement are amended to read as follows:

(a)    as soon as available and in any event within 90 days after the end of each Fiscal Year of the Sponsor, a copy of the annual audited report for such Fiscal Year for the Sponsor and its Subsidiaries, containing a consolidated balance sheet of the Sponsor and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Sponsor and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by Ernst & Young or other independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Sponsor and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. It is understood and agreed that the requirements of this subsection (x) shall be satisfied by the delivery of the applicable annual report on Form 10-K of the Sponsor to the Securities and Exchange Commission if delivered within the applicable time period noted herein and is available to the Participants on EDGAR and (y) are effective as of the Closing Date;

(b)    as soon as available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year of the Sponsor (other than the last Fiscal Quarter), an unaudited consolidated balance sheet of the Sponsor and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Sponsor and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Sponsor’s previous Fiscal Year, all certified by the chief financial officer, treasurer or controller of the Sponsor as presenting fairly in all material respects the financial condition and results of operations of the Sponsor and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes. It is understood and agreed that the requirements of this subsection (x) shall be satisfied by the delivery of the applicable quarterly report on Form 10-Q of the Sponsor to the Securities and Exchange Commission if delivered within the applicable time period noted herein and is available to the Participants on EDGAR and (y) are effective as of the Closing Date;

(d)    Section 6.10(d) of the Loan Facility Agreement is amended as follows:

(d)    The Sponsor will cause any Domestic Subsidiary or any other Domestic Controlled Affiliate (other than the Dent-A-Med Entities in the case of the Dent-A-Med Credit Agreement or Progressive Finance solely in respect of its obligations under the DAMI Pledge Agreement) that provides a Guarantee or otherwise becomes liable (including as a borrower or co-borrower) in respect of the obligations under any Note Purchase Agreement or any other agreement providing for the incurrence of Indebtedness that is pari passu with the Indebtedness under this Agreement to (1) become a Guarantor by executing agreements in the form of Exhibit D and deliver simultaneously therewith similar documents applicable to such Domestic Subsidiary described in Section 13.1 as reasonably requested by the Servicer.

(e)    Section 8.1 of the Loan Facility Agreement is amended by (i) deleting the word “and” at the end of clause (k) thereof, (ii) re-labeling the existing clause (l) as a new clause (m) and (iii) inserting the following new clause (l) immediately after clause (k):

(l)    secured Indebtedness in an aggregate principal amount not to exceed (including any such Indebtedness resulting from any exercise of any incremental facility provisions) $110,000,000 under the Dent-A-Med Credit Agreement, as may be amended and otherwise modified, so long as the terms of such facility are not amended to be more restrictive than those in effect on the Second Amendment Effective Date or in a manner materially adverse to the Participants and all Indebtedness incurred thereunder remains non-recourse to the Sponsor or any of its Subsidiaries (other than the Dent-A-Med Entities); and

(f)    Section 8.2 of the Loan Facility Agreement is amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end of clause (g) with “; and” and (iii) inserting the following new clause (h) immediately after clause (g):

(h)    Liens securing Indebtedness permitted by Section 8.1(l); provided that such Liens apply only to (i) the Capital Stock of Dent-A-Med and (ii) the assets of the Dent-A-Med Entities, including the Capital Stock of any Subsidiaries of Dent-A-Med.

(g)    Section 8.4 of the Loan Facility Agreement is amended by (i) deleting the word “and” at the end of clause (j) thereof, (ii) re-labeling the existing clause (k) as a new clause (l) and (iii) inserting the following new clause (k) immediately after clause (j):

(k)    Investments by any Dent-A-Med Entity in any other Dent-A-Med Entity; and

(h)    Section 8.5 of the Loan Facility Agreement is amended by (i) re-labeling the existing clause (iv) as a new clause (v) and (ii) inserting the following new clause (iv) immediately after clause (iii):

(iv)    repayment in full by the Sponsor or the Dent-A-Med Entities of any existing subordinated Indebtedness of the Dent-A-Med Entities on the Second Amendment Effective Date in connection with the Sponsor’s acquisition of the Dent-A-Med Entities and

(i)    Section 8.6 of the Loan Facility Agreement is amended by (i) re-labeling the existing clause (f) as a new clause (g) and (ii) inserting the following new clause (f) immediately after clause (e):

(f)    sales of receivables and other assets by the Dent-A-Med Entities to the extent permitted by the Dent-A-Med Credit Facility and

(j)    Section 8.8 of the Loan Facility Agreement is amended by (i) deleting the word “and” at the end of clause (iii) thereof and (ii) inserting the following new clause (v) immediately after clause (iv):

, and (v) clauses (a) and (b) shall not apply to restrictions or conditions imposed by the Dent-A-Med Credit Agreement (in the case of clause (a), solely if such restrictions and conditions apply only to the property or assets securing such Indebtedness).

2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant:

(a)    Amendment. Receipt of a counterpart of this Amendment signed by each of the Credit Parties, the Participants and the Servicer.
(b)    Amendments to Credit Documents. The Credit Agreement and the other Credit Documents shall have been amended in a manner reasonably satisfactory to the Servicer.

(c)    Amendments to Note Agreements. The Note Agreements shall have been (or shall be substantially simultaneously herewith) amended in a manner reasonably satisfactory to the Servicer.

(d)    Representations and Warranties. At the time of and immediately after giving effect to this Amendment on the Second Amendment Effective Date, all representations and warranties of each Credit Party set forth in the Operative Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); provided, that to the extent such representation or warranty relates to a specific prior date, such representation or warranty shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) only as of such specific prior date.

(e)    Fees and Attorney Costs. Receipt by the Servicer of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document and under any agreement with the Servicer.

3.    Miscellaneous.

(a)    This Amendment shall be deemed to be, and is, an Operative Document.

(b)    Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Operative Documents, (iv) affirms that each of the Liens granted in or pursuant to the Operative Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Documents.

(c)    Effective as of the Second Amendment Effective Date, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.

(d)    Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties as follows:

(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)    this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

	By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	AARON INVESTMENT COMPANY,
as a Guarantor

	By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Vice President and Treasurer

AARON’S PRODUCTION COMPANY,
as a Guarantor

	By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	President and Chief Executive Officer

99LTO, LLC,
AARON’S LOGISTICS, LLC,
AARON’S PROCUREMENT COMPANY, LLC,
AARON’S STRATEGIC SERVICES, LLC,
each as a Guarantor

	By:	AARON’S, INC., as sole Manager

	By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President, Chief Financial Officer

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PROGRESSIVE FINANCE HOLDINGS, LLC,
as a Guarantor

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC,
each as a Guarantor

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

By:	PROG LEASING, LLC, Sole Manager

By: PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President

PANGO LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President

PROG LEASING, LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

SERVICER:	SUNTRUST BANK,
as Servicer and as a Participant

	By:	/s/ Garrett O’Malley
	Name:	Garrett O’Malley
	Title:	Director

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	BRANCH BANKING AND TRUST COMPANY,
as a lender

	By:	/s/ Bradley B. Sands
	Name:	Bradley B. Sands
	Title:	Assistant Vice President

BANK OF AMERICA, N.A.
as a Participant

	By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Vice President

FIFTH THIRD BANK,
as a participant

	By:	/s/ Kenneth W. Deere
	Name:	Kenneth W. Deere
	Title:	Senior Vice President

SYNOVUS BANK,
as a participant

	By:	/s/ John R. Frierson
	Name:	John R. Frierson
	Title:	Senior Vice President

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

CITIZENS BANK, N.A.,
as a participant

By:	/s/ Peter van der Horst
Name:	Peter van der Horst
Title:	Senior Vice President

REGIONS BANK,
as a participant

By:	/s/ Ryan Hammack
Name:	Ryan Hammack
Title:	Vice President

SECOND AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.